Exhibit 10.3

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO SECURITY AGREEMENT

This Fifth Amendment to Credit Agreement and Third Amendment to Security Agreement (this “Amendment”) is made as of December 3, 2014, by and among:

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Lead Borrower”);

the Persons named on Schedule I hereto (together with the Lead Borrower, individually, a “Borrower”, and collectively, the “Borrowers”);

the Persons named on Schedule II hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrowers, individually, a “Loan Party”, and collectively, the “Loan Parties”);

the LENDERS party hereto; and

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, and Swing Line Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement, dated as of May 28, 2010 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Loan Parties, the Lenders party thereto from time to time, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender; and

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in Credit Agreement unless otherwise defined herein.
2.	Amendments to Article I of Credit Agreement. The provisions of Article I of the Credit Agreement are hereby amended as follows:
(a)	By deleting the definition of “Aggregate Commitments” in its entirety therefrom and substituting in its stead the following new definition:

“Aggregate Commitments” means the Commitments of all the Lenders. As of the Fifth Amendment Effective Date, the Aggregate Commitments are $135,000,000.

(b)	By deleting the definition of “Fee Letter” in its entirety therefrom and substituting in its stead the following new definition:

“Fee Letter” means, collectively, (i) the letter agreement, dated May 28, 2010, among the Lead Borrower and the Administrative Agent, (ii) the letter agreement, dated October 27, 2011, by and among the Borrowers and the Administrative Agent, (iii) the Third Amendment Fee Letter, and (iv) the Fifth Amendment Fee Letter.

(c)	By deleting the definition of “Maturity Date” in its entirety therefrom and substituting in its stead the following new definition:

“Maturity Date” means December 3, 2019.

(d)	By amending the definition of “Permitted Indebtedness” therein as follows:
(i)	By amending clause (a) thereof by deleting the phrase “Third Amendment Effective Date” therefrom and substituting in its stead the phrase “Fifth Amendment Effective Date”;
(ii)	By deleting clause (j) in its entirety therefrom and substituting in its stead the following new clause (j):

(j) Indebtedness of Parent and its Subsidiaries incurred under the Term Documents (and any Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount not to exceed (i)(x) $160,000,000 plus (y) an amount equal to the lesser of (1) the sum of all Incremental Term Loans made in accordance with the terms of Section 2.22 of the Term Credit Agreement (as in effect on the Fifth Amendment Effective Date) and (2) $30,000,000 minus (ii) the sum of all principal payments of the Term Loans;

(e)	By deleting the definition of “Term Agent” in its entirety therefrom and substituting in its stead the following new definition:

“Term Agent” means Cortland Capital Market Services LLC, as administrative agent and collateral agent under the Term Documents or any future administrative agent or collateral agent under the Term Documents and party to the Intercreditor Agreement.

(f)

By amending the definitions of each of “Intercreditor Agreement”, “Mandatory Term Loan Prepayments”, “Permitted Encumbrances”, “Permitted Investments”, “Term Credit Agreement”, “Term Documents”, “Term Loans”, “Term Obligations”, “Term Loan Priority Account” and “Term Priority Collateral” by deleting each reference to the phrase “Third Amendment Effective Date” set forth therein and substituting in its stead the phrase “Fifth Amendment Effective Date”.

(g)	By adding the following new definitions thereto in appropriate alphabetical order:

“Fifth Amendment Fee Letter” means the letter agreement, dated as of the Fifth Amendment Effective Date, by and among the Borrowers and the Administrative Agent.

“Fifth Amendment Effective Date” means December 3, 2014.

3.

Amendment to Article II of Credit Agreement. The provisions of Article II of the Credit Agreement are hereby amended by deleting the first sentence of Section 2.15(a) thereof and substituting in its stead the following new sentence:

Provided no Default then exists or would arise therefrom, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Lead Borrower may from time to time after June 3, 2017, request increases in the Aggregate Commitments by a total aggregate amount not exceeding $15,000,000.

4.	Amendments to Article V of Credit Agreement. The provisions of Article V of the Credit Agreement are hereby amended by as follows:
(a)

By amending the provisions of Section 5.21 thereof by deleting the phrase “ Third Amendment Effective Date” from clause (a) thereof and substituting in its stead the phrase “Fifth Amendment Effective Date”; and

(b)

By deleting each reference to the phrase “Third Amendment Effective Date” set forth in Sections 5.01, 5.08, 5.10, 5.21, and 5.24 thereof and substituting in its stead the phrase “Fifth Amendment Effective Date”.

5.	Amendments to Article VI of Credit Agreement. The provisions of Article VI of the Credit Agreement are hereby amended as follows:
(a)	By deleting each reference to “45%” set forth in Section 6.10(b) of the Credit Agreement and substituting in its stead the phrase “35%”.
(b)	By deleting each reference to “25%” set forth in Section 6.10(b) of the Credit Agreement and substituting in its stead the phrase “20%”.

6.	Amendment to Article VII of Credit Agreement. The provisions of Article VII of the Credit Agreement are hereby amended as follows:
(a)

By amending the provisions of Section 7.07 thereof by deleting the phrase “Third Amendment Effective Date” from clause (b) thereof and substituting in its stead the phrase “Fifth Amendment Effective Date”.

7.

Schedules to Credit Agreement. Each of the following schedules to the Credit Agreement is hereby amended by deleting such schedule in its entirety and restating it in its entirety in the form of the corresponding schedule in Exhibit A attached hereto: Schedules 1.01(a), 2.01, 5.01, 5.05, 5.06, 5.08(b)(1), 5.08(b)(2), 5.09, 5.10, 5.13, 5.17, 5.18, 5.21(a), 5.21(b), 5.24, 7.01, 7.02 and 7.03.

8.	Amendments to Security Agreement. The Security Agreement is hereby amended as follows:
(a)

By amending the definition of “Perfection Certificate” set forth therein by deleting the phrase “Third Amendment Effective Date” therefrom and substituting in its stead the phrase “Fifth Amendment Effective Date”.

(b)	By amending and restating the first sentence of Section 3.4(c)(ii)(B) thereof in its entirety as follows:

Each interest in any limited liability company or limited partnership which is a Subsidiary of Parent (including, without limitation, the Lead Borrower) and pledged hereunder is not certificated or treated as a security pursuant to Section 8-103 of the UCC and each Pledgor covenants and agrees that it shall not take any action that causes or otherwise permits an interest in a limited liability company or limited partnership which is pledged hereunder to be certificated or treated as a security pursuant to Section 8-103 of the UCC; provided, that if any Pledgor takes any action in violation of the foregoing provisions of this Section 3.04(c)(ii)(B), such Pledgor shall promptly notify the Collateral Agent in writing of such action and, in such event, shall take all actions required by Section 5.1 and requested by the Collateral Agent with respect to such limited liability company or limited partnership interests

(c)	By adding the following new clauses (vii) and (viii) in Section 5.2 as follows:

(vii) Each Pledgor hereby authorizes and instructs each issuer of any Securities Collateral pledged by such Pledgor hereunder to comply with any instruction regarding Collateral Agent’s rights under this Section 5.2 without any other or further instructions from such Pledgor, and each Pledgor agrees that each issuer shall be fully protected in so complying and shall have no duty or right to inquire as to the Collateral Agent’s authority to give such instruction, including the payment of any dividends or other payments with respect to the Securities Collateral directly to the Collateral Agent.

(viii) Each Pledgor hereby grants to Collateral Agent or its nominee, on behalf of Secured Parties, an irrevocable proxy until such time as all Obligations are paid in full, in cash, to exercise all voting and membership rights relating to the Securities Collateral in any instance, which proxy shall be coupled with an interest and only be exercisable upon the occurrence and during the continuance of an Event of Default.  Each Pledgor covenants and agrees that prior to the expiration of such irrevocable proxy pursuant to applicable law, such Pledgor will reaffirm such irrevocable proxy in a manner reasonably satisfactory to the Collateral Agent. Upon the reasonable request of Collateral Agent, such Pledgor agrees to deliver to Collateral Agent, on behalf of Collateral Agent and the other Secured Parties, such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Securities Collateral as Collateral Agent may reasonably request.

(d)	By deleting each reference to the phrase “Third Amendment Effective Date” set forth in Section 6.2 thereof and substituting in its stead the phrase “Fifth Amendment Effective Date”.
(e)	By deleting each of the Schedules thereto in its entirety and substituting in its stead the corresponding Schedules annexed hereto as Exhibit B.
9.

Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement, the Facility Guaranty and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties are subject to “materiality” or “Material Adverse Effect” or similar language, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents.

10.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
(a)	The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.
(b)

All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)

(i) The Term Loan Agreement shall have been entered into and shall be in form and substance satisfactory to the Administrative Agent, and contemporaneously herewith, the Borrowers shall have received at least $160,000,000 of gross proceeds from the term loan made pursuant to the Term Loan Agreement, (ii) a Responsible Officer of the Lead Borrower shall have delivered a certificate to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which certificate shall attach the Term Loan Agreement, any related documents and all other Term Documents and certify that such documents are true, correct and complete copies of all Term Documents, and (iii) the Term Loan Agreement shall be in full force and effect and no “Default” or “Event of Default” (each as defined in the Term Loan Agreement) shall exist, or would result from the consummation of the transactions hereunder.

(d)

All obligations and indebtedness in respect of the Term Documents (as defined in the Credit Agreement as in effect immediately prior to the Fifth Amendment Effective Date) shall be repaid and satisfied in full (or shall be repaid and satisfied in full on the Fifth Amendment Effective Date), including, without limitation, the termination of all outstanding commitments in effect under such Term Documents, on terms and conditions and pursuant to documentation reasonably satisfactory to the Administrative Agent. All Liens and guarantees in respect of such obligations shall have been terminated and released (or will, on the Fifth Amendment Effective Date, be terminated and released), and the Administrative Agent shall have received evidence thereof reasonably satisfactory to the Administrative Agent and a “pay-off” letter reasonably satisfactory to the Administrative Agent with respect to such obligations and such UCC termination statements, control agreement terminations and other instruments and documents, in each case in proper form for recording, as the Administrative Agent shall have reasonably requested to release and terminate of record the Liens securing such obligations (or arrangements for such release and termination reasonably satisfactory to the Administrative Agent shall have been made).

(e)	The Intercreditor Agreement shall have been duly executed by all parties thereto and delivered to the Administrative Agent, and shall be in form and substance satisfactory to the Administrative Agent.
(f)

The Administrative Agent shall have received favorable opinions of Winston & Strawn LLP, counsel to the Loan Parties, Ray, Quinney & Nebeker, special Utah counsel to the Loan Parties, and Lindquist & Vennum LLP, special Minnesota counsel to the Loan Parties, in each case addressed to the Administrative Agent and each other Credit Party, as to such matters concerning the Loan Parties, this Amendment and the other Loan Documents as the Administrative Agent may reasonably request.

(g)

The Loan Parties shall have paid in full all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution and delivery of this Amendment and related documents.

(h)	No Default or Event of Default shall have occurred and be continuing.
(i)	No “Default” or “Event of Default” (each as defined in the Term Credit Agreement) shall have occurred and be continuing.

(j)	The Administrative Agent shall have received such additional documents, instruments, and agreements as any Agent may reasonably request in connection with the transactions contemplated hereby.
11.	Post-Fifth Amendment Effective Date Covenants. The Loan Parties hereby covenant and agree as follows:
(a)

Within thirty (30) days after the Fifth Amendment Effective Date, the Loan Parties shall deliver to the Agents such endorsements in respect of casualty and liability insurance naming the Collateral Agent as lender’s loss payee or additional insured, as applicable, and notice of cancellation endorsements, in each case, to the extent required under Section 6.07 of the Credit Agreement, each in form and substance satisfactory to the Agents.

(b)

Within sixty (60) days after the Fifth Amendment Effective Date, the Loan Parties shall deliver to the Collateral Agent such Blocked Account Agreements and Securities Account Control Agreements, or amendments thereto, as may be reasonably required by the Collateral Agent, together with evidence of termination of all Liens in favor of the Term Agent (as defined in the Credit Agreement as in effect immediately prior to the Fifth Amendment Effective Date) with respect to DDAs and Securities Accounts, in each as in form and substance reasonably satisfactory to the Collateral Agent and duly executed by the parties thereto.

(c)

In the event that the real property located in Williston, North Dakota constitutes a Material Real Property (as defined in the Security Agreement) owned by the Lead Borrower on or after June 30, 2015, the Loan Parties shall promptly (but in no event later than July 15, 2015) deliver to the Collateral Agent a duly executed Mortgage together with all other items required pursuant to Section 6.20 of the Credit Agreement with respect to such real property.

The Loan Parties acknowledge and agree that the failure to comply with any of the covenants set forth in this Section 13 shall constitute an immediate Event of Default pursuant to Section 8.01(b) of the Credit Agreement.

12.	Representations and Warranties. To induce the Credit Parties to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:
(a)

The execution, delivery and performance by each Loan Party of this Amendment and the performance of each Loan Party’s obligations hereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents); or (iv) violate any Law.

(b)

This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)

After giving effect to the transactions contemplated by this Amendment and the Term Documents, the Loan Parties, on a Consolidated basis, are and will be Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Amendment or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

(d)	There has been no event or circumstance since February 1, 2014 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
(e)

No consents, licenses or approvals are required in connection with the execution, delivery and performance by any Loan Party, and the validity against such Loan Party, of this Amendment or any other Loan Document to which it is a party.

(f)	No Default or Event of Default has occurred and is continuing.
(g)	No “Default” or “Event of Default” (each as defined in the Term Credit Agreement) has occurred and be continuing.

13.	Miscellaneous.
(a)

Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the other Credit Parties, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

(b)

This Amendment may be executed in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(c)

This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)

If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)

The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Agents or the other Credit Parties or their respective counsel in entering into this Amendment.

(f)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower
By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower
By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower
By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower
By:	Sportsman’s Warehouse, Inc., its Sole Member
By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE DEVELOPMENT I, LLC, a Delaware limited liability company, as a Borrower
By:	Sportsman’s Warehouse, Inc., its Sole Member
By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Delaware corporation, as a Guarantor
By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent, Lender and Swing Line Lender
By:	/s/ Peter A. Foley
Name:	Peter A. Foley
Title:	Duly Authorized Signatory

Signature Page to Fifth Amendment to Credit Agreement

Schedule I

Borrowers other than the Lead Borrower

Sportsman’s Warehouse Southwest, Inc.

Minnesota Merchandising Corp.

Pacific Flyway Wholesale, LLC

Sportsman’s Warehouse Development I, LLC

Schedule II

Guarantors

Sportsman’s Warehouse Holdings, Inc., a Delaware corporation

Execution Version

Exhibit A

Updated Schedules to Credit Agreement

[see attached]

Schedule 1.01(a)

Borrowers

Sportsman’s Warehouse, Inc., a Utah corporation

Sportsman’s Warehouse Southwest, Inc., a California corporation

Minnesota Merchandising Corp., a Minnesota corporation

Pacific Flyway Wholesale, LLC, a Delaware limited liability company

Sportsman’s Warehouse Development I, LLC, a Delaware limited liability company

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$135,000,000	100%
TOTAL	$135,000,000	100%

Disclosure Schedule 5.01

Loan Parties’ Organizational Information

Name of Loan Party	Type of Organization	Jurisdiction of Organization	State Organizational ID Number	Federal Tax ID Number
Sportsman’s Warehouse Holdings, Inc.	Corporation	Delaware	5432113	39-1975614
Sportsman’s Warehouse, Inc.	Corporation	Utah	991589-0142	87-0452614
Minnesota Merchandising Corp.	Corporation	Minnesota	678698-2	20-0942908
Sportsman’s Warehouse Southwest, Inc.	Corporation	California	C2888368	20-5218590
Pacific Flyway Wholesale, LLC	Limited Liability Company	Delaware	4739552	27-1088315
Sportsman’s Warehouse Development I, LLC	Limited Liability Company	Delaware	5577249	47-1518688

Disclosure Schedule 5.05

Material Indebtedness

None.

Disclosure Schedule 5.06

Litigation

None.

Disclosure Schedule 5.07

Default

None.

Disclosure Schedule 5.08(b)(1)

Owned Real Estate

Loan Party	Address/City/State/Zip Code	County	Type of Location	Existing Liens on Property
Sportsman’s Warehouse, Inc.	41 W. 84th Avenue, Thornton, Colorado 80260	Adams	Outparcel[1]	None
Sportsman’s Warehouse, Inc.	Williston, ND	Williams	Store[2]	None

[1]	The estimated market value of this property is $376,768.
[2]

The estimated market value of this property is $1,500,513.00. Additionally, Sportsman’s Warehouse, Inc. is under contract to purchase a house in Williston, ND at an estimated fair market value of $259,000.

Disclosure Schedule 5.08(b)(2)

Leased Real Estate

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	1750 South Greenfield Rd., Mesa, AZ 85206-3481	Maricopa	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com
Sportsman’s Warehouse, Inc.	19205 North 27th Ave., Phoenix, AZ 85027	Maricopa	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com
Sportsman’s Warehouse, Inc.	1675 Rocky Mountain Ave., Loveland, CO 80538	Larimer	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com
Sportsman’s Warehouse, Inc.	11 West 84th Ave, Thornton, CO 80260	Adams	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com
Sportsman’s Warehouse, Inc.	921 SE Oralabor Rd., Ankeny, IA 50021	Polk	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com
Sportsman’s Warehouse, Inc.	165 West 7200 South, Midvale, UT 84047	Salt Lake	Spirit SPE Portfolio 2012-4, LLC (DE LLC) 14631 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-2711 Attn: Compliance Department Telecopy: (480) 606-0826 Email: compliance@spiritrealty.com
Sportsman’s Warehouse, Inc.	8681 Old Seward Highway, Anchorage, AK 99515	Anchorage Borough	ANC Dimond LLC and ANC Hawkins LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	423 Merhar Avenue, Fairbanks, AK 99701-3166	Fairbanks North Star Borough	Aurora Center LLC, Cascade I, LLC and Cornell III, LLC c/o Elliott Associates 901 NE Glisan Street Portland, OR 97232
Sportsman’s Warehouse, Inc.	44402 Sterling Highway, Soldotna, AK 99669-8033	Kenai Peninsula Borough	Spirit Master Funding VIII, LLC c/o Spirit Realty Capital 16767 N. Permeter Drive, Suite 210 Scottsdale, AZ 85260
Sportsman’s Warehouse, Inc.	1901 East Parks Highway, Wasilla, AK 99654	Matanuska-Susitna Borough	G&M Wasilla LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153
Sportsman’s Warehouse, Inc.	3945 West Costco Drive, Marana (Tucson), AZ 85741	Pima	HCO Marana LLC (ID LLC), GRH Marana LLC and KFG Holdings LLC c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	1659 Hilltop Drive, Redding, CA 96002-0240	Shasta	LEJ Properties, LLC 11400 W. Olympic Blvd., Suite 330 Los Angeles, CA 90064
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	6640 Lonetree Blvd., Rocklin, CA 95765	Placer	MGP X Properties LLC 425 California St., 11th Floor, San Francisco, CA 94104
Sportsman’s Warehouse, Inc.	555 North Chelton Road, Colorado Springs, CO 80909-5217	El Paso	750 Citadel Drive Holdings, LLC c/o CW Capital Asset Management LLC 7501 Wisconsin Avenue, Suite 500 West Bethesda, MD 20814
Sportsman’s Warehouse, Inc.	2464 US Highway 6 & 50, Suite A, Grand Junction, CO 81505	Mesa	Grand Mesa Center, L.L.C. (DE LLC) c/o THF Realty, Inc. 2127 Innerbelt Business Center Drive Suite 200 St. Louis MO 63114 Attn: Lease Administration
Sportsman’s Warehouse, Inc.	2909 South 25th East, Idaho Falls, ID 83405	Bonneville	William H. Ziering P.O. Box 8435 15611 Via De Santa Fe Rancho Santa Fe, CA 92067
Sportsman’s Warehouse, Inc.	2002 Thain Grade, Lewiston, ID, 83501-4105	Nez Perce	McCann Ranch & Livestock Co. Attn: William V. McCann, Jr., President 1027 Bryden Avenue Lewiston, Idaho 83501 Telephone: (208) 743-5517
Sportsman’s Warehouse, Inc.	3797 East Fairview Avenue, Meridian, ID 83642	Ada	GS II Meridian Crossroads LLC C/O DDR New Business Development, Department 20236, PO Box 931256, Cleveland, OH 44122

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	16865 North Market Place Blvd., Nampa, ID 83687	Canyon	Trade Zone Associates (CA LLP), Mabury Village (CA GP) 595 Millich Drive, Suite 103 Campbell CA 95008 Attn: Joel Rubnitz Phone: (408) 871-8722 Fax: (408) 374-5953
Sportsman’s Warehouse, Inc.	1940 Bridgeview Blvd., Twin Falls, ID 83301	Twin Falls	Base Jumper LLC C/O Woodbury Corporation 2733 e. Parleys Way, Suite 300 Salt Lake City, UT 84109-1662
Sportsman’s Warehouse, Inc.	2200 War Admiral Way, Suite 140, Lexington, KY 40509	Lexington-Fayette	War Admiral Place, LLC (KY LLC) 2527 Sir Barton Way Lexington, KY 40509
Sportsman’s Warehouse, Inc.	130 Marathon Way, Southaven, MS 38671	De Soto	SW-MS, LLC Lucknow, LLC Nolin SW, LLC Attn: James Devincenti 1 Blackfield Drive, #112 Tiburon, CA 94920 Phone: (415) 625-2158 (office) Phone: (415) 516-3270 (cell)
Sportsman’s Warehouse, Inc.	5647 Centennial Center Boulevard, Las Vegas, NV 89149-7104	Clark	Inland Diversified Las Vegas Centenial Gateway, L.L.C. 2901 Butterfield Road Oak Brook, IL 60523 800-426-4713
Sportsman’s Warehouse, Inc.	3306 Kietzke Lane, Reno, NV 89502	Washoe	Kietzke Plaza LLC (WA LLC) Attn: Rob Rothe 3000 Northup Way Suite 101 Bellevue, WA 98004
Sportsman’s Warehouse, Inc.	1450 Renaissance Blvd. NE, Albuquerque, NM 87107	Bernalillo	Kenneth Donald Knievel Administrative Agent 225 Sequoia Circle Windsor, CO 80550-5807
Sportsman’s Warehouse, Inc.	4905 E. Main St., Farmington NM 87402-8657	San Juan	Hawkins-Smith & Christensen LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153
Sportsman’s Warehouse, Inc.	1710 Delta Waters Road, Medford, OR 97504	Jackson	Crater Lake Venture, LLC (OR LLC) Attn: Sheila Roley, Property Manager 744 Cardley Avenue, Suite 100 Medford, OR 97504

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	476 Piney Grove Road, Columbia, SC 29210	Richland	Boise Spectrum LLC (ID LLC), GRH Kaysville LLC (ID LLC) and MRH Venture Capital LLC (ID LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153
Sportsman’s Warehouse, Inc.	6241 Perimeter Drive, Suite 101, Chattanooga, TN 37421	Hamilton	G&M Chattanooga (ID GP) and Slovis Chattanooga, LLC (TN LLC) c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153
Sportsman’s Warehouse, Inc.	1075 South University Avenue, Provo, UT 84601	Utah	Morgan Stanley Cap I Inc CMPTC Series 2007-HQ11 REMIC I Bank of America, N.A. 540 W. Madison Street, Suite 1804 Chicago, IL 60661
Sportsman’s Warehouse, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, UT 84047	Salt Lake	7037 South Warehouse LLC (UT LLC) Attn: Scott A. Nielsen 6371 South Vintage Oak Lane Salt Lake City, UT 84121
Sportsman’s Warehouse, Inc.	1137 West Riverdale Road, Riverdale, UT 84405	Weber	Cole MT Riverdale UT, LLC 2325 E Camelback Road, Suite 1100 Phoenix, AZ 85016
Sportsman’s Warehouse, Inc.	2957 East 850 North, St. George, UT 84790	Washington	Miller Properties St. George, LLC (ID LLC) Attn: Otto Miller 1395 Marsten Road Burlingame, CA 94010
Sportsman’s Warehouse, Inc.	9669 South Prosperity Road, West Jordan, UT 84081	Salt Lake	KPFN Properties, L.C. The Ninigret Group, L.C. Manager 1700 South 4650 West Salt Lake City, UT 84104 Attn: Randolph G. Abood, Manager
Sportsman’s Warehouse, Inc.	3550 Ferncliff Avenue N.W., Roanoke, VA 24017	Roanoke	MGB Properties VA, LLC c/o William Calomiris Company 1112 16th Street, Suite 900 Washington, DC 20036
Sportsman’s Warehouse, Inc.	120 31st Avenue SE, Suite G, Puyallup, WA 98374	Pierce	Spire South Hill, LP 1201 Pacific Avenue, Suite 1400 Tacoma, WA 98402
Sportsman’s Warehouse, Inc.	4120 East 2nd Street, Casper, WY 82609-2319	Natrona	GRH Casper LLC MKJ Casper LLC c/o Hawkins Companies LLC Attn: Legal Department 855 Broad Street, Suite 300 Boise, ID 83702-7153
Sportsman’s Warehouse, Inc.	3745 East Lincoln Way, Cheyenne, WY 82001	Laramie	LRS Soma Investment Group, LLC PO Box 3146 Chico, CA 95927 Attn: Peter J Schaeffer

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Pacific Flyway Wholesale, LLC	1630 South 5070 West, Salt Lake City, UT 84104 1680 South 5200 West, Salt Lake City, UT 84104[3]	Salt Lake	Natomas Meadows, LLC 1505 South Redwood Road P.O. Box 30076 Salt Lake City, UT 84130
Sportsman’s Warehouse, Inc.	1443 South Carson Street, Carson City, NV 89701	Carson City	The Carrington Company Attn: Lease Administrator 627 H Street Eureka, CA 95501, 707-455-9601
Sportsman’s Warehouse, Inc.	611 Valley Mall Parkway, East Wenatchee, WA 98801	Chelan	VCG-Wenatchee Valley Mall, LLC 11611 San Vicente Boulevard, 10th Floor Los Angeles, CA 90049
Sportsman’s Warehouse, Inc.	18645 NW Tanasbourn Drive, Hillsboro, OR 97124-7129	Washington	Tanasbourne Retail Center, LLC and Tanasbourne Robinson & Sons, LLC Attn: Steve Biggi 3825 SW Hall Boulevard Beaverton, OR 97005 503-646-0230
Sportsman’s Warehouse, Inc.	99 E 1400 N, Logan, UT 84341	Cache	Black Sheep Land Company LLC c/o Woodbury Corporation 2733 Parleys Way, Suite 300 Salt Lake City, UT 84109 801-485-7770
Sportsman’s Warehouse, Inc.	2214 Tschache Lane, Bozeman, MT 59715	Gallatin	Stone Ridge Partners LLC c/o Hawkins Companies LLC 855 W. Broad St., Suite 300 Boise, ID 83702
Sportsman’s Warehouse, Inc.	2990 N. Sanders Road, Helena, MT 59601	Lewis and Clark	GRH Jenks LLC and JGH Helena LLC c/o Hawkins Companies LLC 855 W. Broad St., Suite 300 Boise, ID 83702
Sportsman’s Warehouse, Inc.	2323 North Reserve Street, Missoula, MT 59808	Missoula	Gateway Limited Partnership Attn: John H. Crowley 101 International Way P.O. Box 16630 Missoula, MT 59808
Sportsman’s Warehouse, Inc.	63492 Hunnell Road, Bend, OR 97701	Deschutes	Spirit Master Funding V, LLC c/o Spirit Realty Capital, Inc. 16767 North Perimeter Drive, Suite #210 Scottsdale, AZ 85260-1042 Attn: Danny Rosenberg
Sportsman’s Warehouse, Inc.	9401 East 82nd Avenue, Portland (Clackamas), OR 97222	Clackamas	W-NQA Holdings VI, LLC 900 N. Michigan Avenue, Suite 1900 Chicago, IL 60611
Sportsman’s Warehouse, Inc.	1260 Lancaster Drive SE, Salem, OR 97317	Marion	H&F Investments, LLC c/o Hull Resources LP & O’Brien-Hull LP, Unit ID LMP-069 P.O. Box 2448 Portland, OR 97208-2448 503-224-6791

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse, Inc.	1405 S. 348th Street, Federal Way, WA 98003	King

Tri-Mark - Federal Way Crossings LP

c/o Trimark Petroleum, 406

Ellingson Road, Second Floor, Pacific, WA 98047

Fana Federal Way Crossings Limited Partnership, Sunray Federal Way Crossings, LLC, and Trinaf Federal Way Crossings LLC

c/o Fana Group of Companies

10655 NE 4th Street, Suite 700

Bellevue, WA 98004

Sportsman’s Warehouse, Inc.	6603 West Canal Drive, Kennewick, WA 99336	Benton	SW Kennewick LLC C/O David H. Malcolm, Inc,. Realtor Suite 100 1756 Lacassie Avenue Walnut Creek, CA 94596-7010
Sportsman’s Warehouse, Inc.	9577 Ridgetop Blvd., N.W., Suite 150, Silverdale, WA 98383	Kitsap	Alamo Silverdale, LLC C/O Alamo Group 3201 Danville Blvd., Suite 175 Alamo, CA 94507 925-838-0604
Sportsman’s Warehouse, Inc.	11505 NE Fourth Plan Road, Vancouver, WA 98662	Clark	BRE DDR Crocodile Orchard Market Center LLC c/o DDR Corp. 3300 Enterprise Parkway Beachwood, Ohio 44122 Attn: Executive Vice President - Leasing
Sportsman’s Warehouse, Inc.	***	Salt Lake	***

[3]	This location is for a powder bunker at the facility, which is part of the lease.
***

Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

Loan Party	Address/City/State/Zip Code	County	Current Landlord
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	765 East Avenue, Suite 170, Chico, CA 95926	Butte	North Valley Mall, LLC Attn: David Klein 32158 Camino Capistrano, Suite A152 San Juan Capistrano, CA 92675
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	2344 Sunrise Blvd, Rancho Cordova, CA 95670	Sacramento	Conrad Rivergate, LLC Attn: Ethan Conrad 1300 National Drive, Suite 100 Sacramento, CA 95834
Sportsman’s Warehouse, Inc.	2015 W Highway 40, Vernal, UT 84078	Uintah	Gardner Towne Center, LLC Attn: Rulon C. Gardner 90 S. 400 W., Suite 330 Salt Lake City, UT 84101
Sportsman’s Warehouse, Inc.	321 Three Rivers Dr., Kelso, WA 98626	Cowlitz	Three Rivers Mall LLC Attn: General Counsel c/o Rouse Properties, Inc. 1114 Avenue of the Americas, Suite 2800 New York, N.Y. 10036
Sportsman’s Warehouse, Inc.	760 Yellowstone Ave., Pocatello, ID 83201	Bannock	FARB, LLC PO Box 11491 Salt Lake City, UT 84147
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	Fresno, CA	Fresno	Fresno 40 Limited Partnership, LP Attn: DeWayne Zinkin 5 E. River Park Place, Suite 203 Fresno, CA 93720
Sportsman’s Warehouse, Inc.	6720 N. Division Street Spokane, WA 99208-3942	Spokane	Douglass Properties Attn: Rachel Murphy 815 East Rosewood Avenue Spokane, WA 99208
Sportsman’s Warehouse, Inc.	1863 Avalon Street Klamath Falls, OR 97603	Klamath	Argo Klamath Two, LLC Attn: Stephen B Jaeger 770 Tamalpais Drive, Suite 401B Corte Madera, CA 94925
Sportsman’s Warehouse, Inc.	Flagstaff, AZ	Coconino	Evergreen-TRAX, LLC c/o Evergreen Devco, Inc. Attn: Laura Ortiz 2390 East Camelback Road, Suite 410 Phoenix, AZ 85016
Sportsman’s Warehouse, Inc.	1276 S US 189 Heber City, UT 84032	Wasatch	Boyer Heber City, LC c/o The Boyer Company 90 South 400 West, Suite 200 Salt Lake City, UT 84101
Sportsman’s Warehouse, Inc.	Sheridan, CO	Arapahoe	Weingarten Miller Sheridan LLC 2600 Citadel Plaza Drive, Suite 125 Houston, TX 77008
Sportsman’s Warehouse, Inc.	Show Low, AZ	Navaho	Show Low Yale Casitas, LLC Attn: Alan Zell c/o Zell Commercial Real Estate Services, Inc. 5343 N. 16th Street, Suite 290 Phoenix, AZ 85016

Disclosure Schedule 5.09

Environmental Matters

None.

Disclosure Schedule 5.10

Insurance

Summary of insurance policies held by the Loan Parties:

Type	Policy #/Period	Limits	Deductible	Premiums
Great American	***	Agent: Diversified Insurance /Carpenter Moore
Directors & Officers	4/16/14 - 4/16/15	***	***	***

Swiss Re	***	Agent: Diversified Insurance / Carpenter Moore
Directors & Officers	4/16/14 - 4/16/15	***	***	***

Starr	***	Agent: Diversified Insurance / Carpenter Moore
Directors & Officers	4/16/14 - 4/16/15	***	***	***

AIG – Side-A Only Excess	***	Agent: Diversified Insurance / Carpenter Moore
Directors & Officers	4/16/14 - 4/16/15	***	***	***

Paragon/Lloyd’s of London	***	Agent: Diversified Insurance / Carpenter Moore
Employment Practices	4/16/14 - 4/16/15	***	***	***

Great American	***	Agent: Diversified Insurance / Carpenter Moore
Fiduciary	4/16/14 - 4/16/15	***	***	***

Worker’s Comp		Agent: Lockton Companies
Zurich	***		***	***
(A) Sportsman’s liability is ***/Accident, *** Policy Limit and ***/Employee, umbrella applies. Claims covered by state statute.

GL, Property, Umbrella		Agent: Lockton Companies
General Liability
LM Insurance Corporation	***
	11/1/14 - 11/1/15	***		***

***
Property - Affiliated FM	11/1/14 - 11/1/15	***	***	***
(Other Deductibles: *** to EDP, *** to Fine Arts)
***
Umbrella - National Union Fire Ins of PA	11/1/14 - 11/1/15	***	***	***
***

Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

Umbrella- Ohio Casualty Insurance Company	***	Agent: Lockton Companies
	11/1/14 - 11/1/15	***	***	***

XS Quake - QBE	***	Agent: Lockton Companies
	11/1/14 - 11/1/15	***		***

Auto – LM Insurance Corporation	***	Agent: Lockton Companies
	11/1/14 – 11/1/15	***	***	***

Ocean Cargo - Lloyds of London	***	Agent: Lockton Companies
	11/1/14 – 11/1/15	***	***	***

Crime - National Union Fire of PA	***	Agent: Lockton Companies
	11/1/14 – 11/1/15	***	***	***

Network Security - Network Security	***	Agent: Lockton Companies
	11/1/14 – 11/1/15	***	***	***
***

Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

Disclosure Schedule 5.13

Subsidiaries; Other Equity Investments; Equity Interests in the Borrower

(a)	Authorized Equity Interests

Company	Jurisdiction of Organization	Authorized Equity Interests

Sportsman’s Warehouse, Inc.	Utah	1,000 Shares Common Stock, $.01 par value

Minnesota Merchandising Corp.	Minnesota	1,000 Shares Common Stock, $.01 par value

Sportsman’s Warehouse Southwest, Inc.	California	1,000 Shares Common Stock, $.01 par value

Pacific Flyway Wholesale, LLC	Delaware	Percentage Interests

Sportsman’s Warehouse Development I, LLC	Delaware	Percentage Interests

(b)	Equity Interests Held

Issuer	Name of Stockholder	Class	Number of Shares
Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100
Minnesota Merchandising Corp.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100
Sportsman’s Warehouse Southwest, Inc.	Sportsman’s Warehouse, Inc.	Common Stock	100
Pacific Flyway Wholesale, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests
Sportsman’s Warehouse Development I, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests

(c)	Loan Party Ownership

The common stock of Sportsman’s Warehouse Holdings, Inc. commenced trading on the NASDAQ Global Select Market on April 17, 2014. SEP SWH Holdings, L.P. holds 26.1% of the issued shares, and New SEP SWH Holdings, L.P. holds 36.6% of the issued shares.

Execution Version

Disclosure Schedule 5.17

Intellectual Property

None.

Disclosure Schedule 5.18

Labor Matters

Plan/Agreement/Arrangements:

Employee Stock Plan.

The Management Reimbursement Agreement.

Complaints/Claims:

1.

Sidney Jackson v. Sportsman’s Warehouse. On or about February 1, 2013, Sidney Jackson, a former employee at a Company location in Columbia, South Carolina, filed a charge of discrimination with United States Equal Employment Opportunity Commission and the South Carolina Human Affairs Commission alleging discrimination based on race and age. This charge was assigned EEOC No. 14C-2013-00370 and SHAC No. 1-13-82D,A,S,RET. The Company denies these allegations and will vigorously defend this charge. No evaluation presently can be made as to the final outcome of this matter or the likelihood or range of potential loss, if any.

Disclosure Schedule 5.21(a)

DDAs and Blocked Accounts

U.S. Bank National Association

One US Bank Plaza

7th & Washington

St. Louis, Missouri 63101

Loan Party	Account Number	Account Type

Sportsman’s Warehouse, Inc.	***	Concentration Account
	***	Controlled Disbursement
	***	Main Operating Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account

Sportsman’s Warehouse Holdings, Inc.	***	Operating Account

Pacific Flyway Wholesale, LLC	***	Collateral (Depository)
	***	Controlled Disbursement
	***	Operating Account

Sportsman’s Warehouse Southwest, Inc.	***	Depository Account
***

Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

Execution Version

Wells Fargo Bank, N.A.

299 South Main St., 4th Floor

SLC, UT 84111

Loan Party	Account Number	Account Type

Sportsman’s Warehouse, Inc.	***	Collateral (Depository)
	***	Operating Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
***

Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Version

Sportsman’s Warehouse, Inc.	***	Controlled Disbursement
Pacific Flyway Wholesale, LLC	***	Controlled Disbursement
	***	Operating Account
***

Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Disclosure Schedules 5.21(b)

Credit Card Arrangements

1.

Terms of Service, as may have been amended and supplemented from time to time (including without limitation by the terms of the PIN-Based, Online Debit Card Addendum to the Terms of Service) between Elavon, Inc. (US Bank) and Sportsman’s Warehouse, Inc.

2.

Merchant Services Agreement, Form 33722, Rev. 9/02, effective as of June 1, 2003, as may have been amended and supplemented from time to time, between DFS Services LLC f/k/a Discover Financial Services LLC and Sportsman’s Warehouse, Inc.

3.	American Express® Card Acceptance Agreement, as may have been amended and supplemented from time to time between American Express Travel Related Services Company, Inc. and Sportsman’s Warehouse, Inc.
4.

On November 9, 2011, the Company received notice from Elavon, Inc. that it has been identified as a Payment Card Industry (“PCI”) Level 2 Merchant and, as such, is required to take certain compliance actions, including the completion of the Visa Prohibited Data Retention Attestation form, which the Company completed on January 23, 2012. The Company updated Elavon, Inc. on its status and signed a current “Prioritized Approach Summary & Attestation of Compliance” PCI form on June 26, 2013.

Disclosure Schedule 5.24

Material Contracts

1.	Term Documents.
2.	See Section 5.08(b)(2) of this Disclosure Schedule.

Disclosure Schedule 7.01

Existing Liens

None.

Existing Financing Statements

None.

Disclosure Schedule 7.02

Existing Investments

None other than as listed on Schedule 5.13.

Disclosure Schedule 7.03

Existing Indebtedness

None.

Exhibit B

Updated Schedules to Security Agreement

[see attached]

Schedule I

Intercompany Notes

None.

Schedule II

Filings, Registrations and Recordings

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse, Inc. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Utah Department of Commerce.

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse Holdings, Inc. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Utah Department of Commerce.

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse Southwest, Inc. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the California Secretary of State.

All asset UCC-1 Financing Statement naming Minnesota Merchandising Corp. as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Minnesota Secretary of State.

All asset UCC-1 Financing Statement naming Pacific Flyway Wholesale, LLC as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Delaware Secretary of State.

All asset UCC-1 Financing Statement naming Sportsman’s Warehouse Development I, LLC as Debtor and the Wells Fargo Retail Finance, LLC as Secured Party filed with the Delaware Secretary of State.

Grant of Security Interest in United States Trademarks naming Sportsman’s Warehouse, Inc. as Grantor and the Wells Fargo Retail Finance, LLC as Grantee filed with the United States Patent and Trademark Office.

Schedule III

Initial Pledged Interests

Issuer	Name of Stockholder	Class	Number of Shares	Certificate No.
Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100	1
Minnesota Merchandising Corp.	Sportsman’s Warehouse Holdings, Inc.	Common Stock	100	1
Sportsman’s Warehouse Southwest, Inc.	Sportsman’s Warehouse, Inc.	Common Stock	100	1
Pacific Flyway Wholesale, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests	Uncertificated
Sportsman’s Warehouse Development I, LLC	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of the Percentage Interests	Uncertificated

Schedule IV

Licenses

None.

Schedule V

Tangible Chattel Paper

None.

Schedule VI

Commodity Accounts

None.

Schedule VII

Electronic Chattel Paper

None.